UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[X]	Soliciting Material Pursuant to §240.14a-12

LADENBURG THALMANN FINANCIAL SERVICES INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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Ladenburg (Dick Lampen) & Subsidiary CEO Email to Employees

Subject: Important Announcement – Ladenburg’s Definitive Merger Agreement with Advisor Group

To Our [IAB NAME] Employees:

I wanted to provide you with an important announcement about the future of Ladenburg Thalmann and [IAB NAME]: I am pleased to report that Ladenburg has entered into a definitive agreement to merge with Advisor Group, in a transaction that will create the second-largest independent broker-dealer network in our industry.

Both organizations have highly complementary capabilities that will enable us to strengthen technology, practice management and service for financial advisors across the combined platform. Over the coming months, we will communicate the opportunities and benefits for Ladenburg and [IAB NAME] employees and advisors.

There is a strong strategic and cultural fit between Ladenburg, [IAB NAME] and Advisor Group, as reflected in our shared commitment to a multi-custodial, multi-clearing and multi-brand model that drives a flexible and highly personalized advisor service experience.

Additional key summary highlights of this combination are as follows:

●	Advisor Group shares Ladenburg’s approach to supporting the needs of financial advisors through a multi-brand strategy that encompasses distinct firms with unique service cultures. The company operates a network model similar to Ladenburg’s.

●	In keeping with this approach, Ladenburg Thalmann’s firms (including [IAB NAME]) will not be merged with Advisor Group’s firms as part of this transaction.

●	Like Ladenburg and [IAB NAME], Advisor Group also has a commitment to a multi-custodial and multi-clearing approach. Because both Advisor Group and Ladenburg leverage Pershing and National Financial (part of Fidelity Custody & Clearing Solutions) as their largest clearing providers, no repapering of client accounts will be necessary in connection with this transaction and its closing.

(Certain advisory accounts may require client notification and / or consent, depending on the details and terms of the accounts. We will share additional information on specific advisory account requirements, and any other needed client notifications, as it becomes available.)

●	The increased scale of the combined companies will enable a greater level of investment in our platforms, resources and tools than either Ladenburg or Advisor Group can accomplish on a stand-alone basis. Not only do our respective strengths round out each other’s offerings, but, as a combined company, we will have the most comprehensive and powerful platform for financial advisors in the industry.

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●	Our combined businesses will be focused on delivering stability and scale alongside significant ongoing investment in advisor growth resources, while following through on our continued commitment to be a transformative innovator in a fast-evolving industry.

●	As the largest multi-custodial and multi-clearing network of firms in the country, the combined company will be even better positioned to redefine the RIA segment of the wealth management space. The combined company will be able to support all financial advisor business models, including the hybrid advisor doing both securities and advisory business, as well as the “investment advisor only” professional who is either utilizing a corporate RIA platform or has an independent RIA.

●	The transaction is expected to close in the first half of next year.

We are still in the early days of this process, and we are excited about the opportunities ahead for Ladenburg and [IAB NAME] employees and the advisors we support. We look forward to sharing more details in the days and weeks ahead. In the meantime, I want to emphasize the importance for all of us to remain focused on our responsibilities, and to support the ability of our advisors to conduct business as usual.

We thank you for your dedication and hard work.

Sincerely,

Richard J. Lampen

Chairman, President and CEO

Ladenburg Thalmann Financial Services, Inc.

[IAB / ABU LEADER NAME]

[IAB / ABU LEADER TITLE]

[IAB / ABU NAME]

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the proposed merger between Ladenburg Thalmann Financial Services Inc. (“Ladenburg”) and Harvest Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Advisor Group Holdings, Inc. (“Advisor Group”), and other transactions (collectively, the “Transaction”) contemplated by the Agreement and Plan of Merger, dated as of November 11, 2019 (the “Merger Agreement”), by and among Ladenburg, Advisor Group and Merger Sub. In connection with the Transaction, Ladenburg intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. INVESTORS AND SHAREHOLDERS OF LADENBURG ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING LADENBURG’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov). Investors and shareholders may also obtain copies of documents filed by Ladenburg with the SEC by contacting Ladenburg at Investor Relations, Ladenburg Thalmann Financial Services Inc., 4400 Biscayne Boulevard, 12th Floor, Miami, Florida 33137, by email at CorporateRelations@ladenburg.com, or by visiting Ladenburg’s website (http://ir.stockpr.com/ladenburg).

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Participants in Solicitation

Ladenburg and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Ladenburg Common Stock in connection with the proposed Transaction. Information about Ladenburg’s directors and executive officers is available in Ladenburg’s proxy statement for its 2019 Annual Meeting of Shareholders, which was filed with the SEC on April 30, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed Transaction when they become available. Investors and shareholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.

Forward-looking Statements

This document contains forward-looking statements. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Ladenburg’s and Advisor Group’s control. Statements in this document regarding Ladenburg and Advisor Group that are forward-looking, including, without limitation, projections as to the anticipated benefits of the proposed Transaction and the closing date for the proposed Transaction, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the control of Ladenburg and Advisor Group. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated, including, but not limited to: (i) the timing to consummate the proposed Transaction; (ii) the risk that a condition to closing of the proposed Transaction may not be satisfied and the Transaction may not close; (iii) the risk that a regulatory approval that may be required for the proposed Transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; (iv) the risk that a sufficient number of shares of Ladenburg Common Stock are not voted in favor of the proposed Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vi) the effect of the announcement or pendency of the Transaction on Ladenburg’s business relationships, operating results, and business generally; (vii) risks that the proposed Transaction disrupts current operations of Ladenburg and potential difficulties in Ladenburg employee retention as a result of the Transaction; (viii) risks related to diverting management’s attention from Ladenburg’s ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against Ladenburg related to the Merger Agreement or the Transaction; and (x) the amount of the costs, fees, expenses and other charges related to the Transaction. The list above is not exhaustive. Because forward looking statements involve risks and uncertainties, the actual results and performance of Ladenburg may materially differ from the results expressed or implied by such statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, Ladenburg also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein.

Readers should carefully review the risks and uncertainties disclosed in Ladenburg’s reports with the SEC, including those set forth in Part I, “Item 1A. Risk Factors” in Ladenburg’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in subsequent Quarterly Reports on Form 10-Q and other reports or documents Ladenburg files with, or furnishes to, the SEC from time to time. Except as specifically noted, information on, or accessible from, any website to which this document contains a hyperlink is not incorporated by reference into this document and does not constitute a part of this document. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations or financial condition of Ladenburg or Advisor Group. All forward-looking statement in this communication are qualified in their entirety by this cautionary statement.

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